                            _______________________

                                  EXHIBIT 23

                                  CONSENT OF
                             INDEPENDENT AUDITORS

                            _______________________

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

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the inclusion in this Annual Report on Form 10-K of Frontier National Corporation, of our report on the consolidated financial statements of financial condition of Frontier National Corporation and Subsidiaries, dated March 4, 1999.

     We also consent to the incorporation by reference in the Registration Statement (Form S-I, Registration No. 333-70103) pertaining to the Frontier National Corporation KSOP of our report dated March 4, 1999, with respect to the consolidated financial statements of Frontier National Corporation and subsidiaries included in this Annual Report on Form 10-K.

                                         /s/ Schauer, Taylor, Cox & Vise, P.C.


Birmingham, Alabama
April 12, 1999

                                              Schauer, Taylor, Cox & Vise, P.C.

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